UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2017

ENGAGE MOBILITY, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	333-182856	45-4632256
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15C, China Merchants Tower No. 1166 Wanghai Road, Nansha District Shenzhen, Guangdong, China 518067
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	+86-755-86575200
N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Effective as of February 6, 2017, Engage Mobility, Inc., a Florida corporation (the “Company”) dismissed Friedman LLP (“Friedman”) as the independent registered public accounting firm engaged to audit the financial statements of the Company. The dismissal of Friedman was approved by the Company’s board of directors on that date (“Board”). Friedman had served as the Company’s independent auditors since June 16, 2015.

Prior to the dismissal of Friedman, the firm audited the Company’s financial statements for the fiscal year ended June 30, 2015 and reviewed the Company’s unaudited interim report for the fiscal quarter ended September 30, 2015. The report of Friedman on the financial statements of the Company for the fiscal year ended June 30, 2015 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report included an explanatory paragraph with respect to the Company’s ability, in light of its lack of revenues and history of losses, to continue as a going concern.

During the fiscal year ended June 30, 2015, and through February 6, 2017, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Friedman’s satisfaction, would have caused Friedman to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Friedman with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Friedman a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Friedman’s letter dated February 10, 2017 is filed herewith as Exhibit 16.1.

Effective as of February 6, 2017, the Company engaged HHC, LLP (“HHC”) as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal years ended June 30, 2016 and June 30, 2017.

During the two most recent fiscal years, and through February 6, 2017, neither the Company nor anyone on its behalf has previously consulted with HHC regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that HHC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Friedman to the Securities and Exchange Commission, dated February 10, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 10, 2017

ENGAGE MOBILITY, INC.

By:	/S/ Hua Zhang
Name:	Hua Zhang
Title:	President and Chief Executive Officer

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